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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported) February 27, 2006

                             WALTER INDUSTRIES, INC.
             (Exact name of registrant as specified in its charter)

             Delaware                   001-13711                13-3429953
 (State or other jurisdiction of       (Commission             (IRS Employer
  incorporation or organization)       File Number)         Identification No.)

      4211 W. Boy Scout Boulevard, Tampa, Florida                33607
       (Address of principal executive offices)                (Zip Code)

       Registrant's telephone number, including area code: (813) 871-4811

                                 NOT APPLICABLE
          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13-4(c))

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ITEM 2.02   RESULTS OF OPERATIONS AND FINANCIAL CONDITION

On February 28, 2006, Walter Industries, Inc. (the "Company") issued a press release filed herewith and incorporated by reference setting forth the Company's fourth quarter and full-year 2005 results. A copy of the press release is attached hereto as Exhibit 99.1.

ITEM 4.02 NON-RELIANCE ON PREVIOUSLY ISSUED FINANCIAL STATEMENTS OR A RELATED AUDIT REPORT OR COMPLETED INTERIM REVIEW

On February 27, 2006, the Chief Financial Officer of the Company concluded that the Company will be restating its consolidated financial statements for the years ended December 31, 2003 and 2004, including the first three quarters of the year ended December 31, 2005, to correct the classification of certain prior-period shipping and handling costs in compliance with EITF 00-10:
"Accounting for Shipping and Handling Fees and Costs" for United States Pipe and Foundry Company, LLC, Jim Walter Resources, Inc. and Sloss Industries Corporation and that such previously filed financial statements should no longer be relied upon. Management discussed the foregoing conclusion with the Audit Committee of the Board of Directors and PricewaterhouseCoopers, the Company's independent registered public accounting firm. The overall impact of the restatement is to increase consolidated sales and cost of sales in equal amounts for all affected reporting periods. More specifically, the restatement has no effect on reported operating income, net income or earnings per share. In total, these costs were $23.5 million in the fourth quarter of 2004 and $87.6 million for the full year of 2004.

ITEM 7.01   REGULATION FD DISCLOSURE

The following information is furnished pursuant to Item 7.01 "Regulation FD Disclosure."

On February 28, 2006, the Company issued a press release announcing full-year 2006 expectations. A copy of the press release is attached hereto as Exhibit 99.2.

ITEM 9.01   FINANCIAL STATEMENTS AND EXHIBITS

The following exhibits are filed herewith:

(d)         Exhibits

99.1 February 28, 2006, Walter Industries Announces Fourth Quarter and Full-Year 2005 Results

99.2        February 28, 2006, Walter Industries Announces Full-Year 2006
            Expectations

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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            WALTER INDUSTRIES, INC.


                                            By:    /s/ Victor P. Patrick
                                                   -----------------------------
                                            Title: Victor P. Patrick
                                                   Sr. Vice President,
                                                   General Counsel and Secretary

Date: February 28, 2006